UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 11, 2008
                ________________________________________________
                Date of Report (Date of earliest event reported)


                           URANIUM INTERNATIONAL CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


           Nevada                       000-52660                20-1769847
____________________________     ________________________    ___________________
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                    1 Plaza Paseo, 110 - 4801 Lang Avenue NE
                          Albuquerque, New Mexico 87109
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


                                 (503) 842-5537
               __________________________________________________
               Registrant's telephone number, including area code


                              NU-MEX URANIUM CORP.
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
           YEAR

On February 26, 2008, the Board of Directors (the "Board") of Uranium International Corp. (formerly known as "Nu-Mex Uranium Corp."), a Nevada corporation (the "Company"), merged with its wholly-owned subsidiary, Uranium International Corp., pursuant to Articles of Merger filed with the Nevada Secretary of State. The merger was in the form of a parent/subsidiary merger with the Company as the surviving corporation. In accordance with Section 92A.180 of the Nevada Revised Statutes, as amended, shareholder approval of the merger was not required. Upon completion of the merger, the Company's name was changed to "Uranium International Corp." and the Company's Articles of Incorporation have been amended to reflect the name change. The Board of Directors of the Company made a determination to change the Company's name to "Uranium International Corp." to better reflect the Company's resource acquisition and exploration business for uranium.

In connection with the documentation filed with the Nevada Secretary of State, as of the open of business on March 11, 2008, the Company has the following new CUSIP number and trading symbol.

         New Cusip Number:   917010 100

         New Trading Symbol:  URNI.

Furthermore, in accordance with documentation filed with the NASDAQ Stock Market, the Company has simultaneously effectuated a forward stock split (the
"Forward Stock Split") of its shares of common stock as of open of market Tuesday, March 11, 2008. The ratio of the distribution for the Forward Stock Split is 1.5 shares for each one share issued (1.5:1). Each shareholder of the Company holding one share of common stock will be entitled to receive an additional one and one-half share of common stock of the Company. The shares of common stock of the Company to be issued to the shareholders will be mailed on approximately March 15, 2008 without any action on the part of the shareholders of the Company.

The total number of shares of common stock issued and outstanding pre-Forward Stock Split is 36,025,000. The total number of shares of common stock issued and outstanding post-Forward Stock Split will be 54,037,500.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

    Not applicable.

(b) Pro forma Financial Information.

    Not applicable.

(c) Shell Company Transaction.

    Not applicable.

(d) Exhibits.

    Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        URANIUM INTERNATIONAL CORP.



DATE:  March 17, 2008.                /s/ D. BRUCE HORTON
                                        ________________________________________
                                        Name: D. Bruce Horton
                                        Title: President